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                                                                   EXHIBIT 10.27

                              REVOLVING CREDIT NOTE

$4,000,000.00                                         Boston, Massachusetts
                                                      February 28, 2000

      FOR VALUE RECEIVED, the undersigned, MFIC Corporation, a Delaware corporation with its principal office at 30 Ossipee Road, Newton, Massachusetts 02464 (the "Borrower") absolutely and unconditionally promises to pay to the order of National Bank of Canada, a Canadian chartered bank (the "Lender") at the head office of the Lender, One Federal Street, Boston, Massachusetts 02110 the principal sum of Four Million and 00/100 Dollars ($4,000,000.00), or if less, the outstanding amount of Revolving Credit Loans made by the Lender under the Loan Agreement (defined below), with interest at the rate, and payable in the manner, stated in the Loan Agreement. In any event, the entire outstanding principal balance of this Note, together with accrued and unpaid interest hereon, shall be due and payable on the Maturity Date.

      Capitalized terms used herein and not otherwise defined have the same meaning herein as in a certain Revolving Credit and Term Loan Agreement dated February 28, 2000 among the Borrower and the Lender (as hereafter modified, amended, supplemented or restated, the "Loan Agreement").

      This Revolving Credit Note is the Revolving Credit Note which has been executed and delivered in accordance with Section 2.3 of the Loan Agreement. Reference is made to the Loan Agreement for a description of the benefits to which the Lender is entitled on account hereof and for reference to the security interests which secure the Liabilities.

      The within Note may be prepaid in whole and in part, and shall be prepaid, all as provided in the Loan Agreement.

      Upon the occurrence of any Event of Default, all of the Liabilities, including, without limitation, the entire unpaid principal balance of the within Note and all accrued and unpaid interest hereon, may become or be declared due and payable as provided in the Loan Agreement.

      The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection herewith; assents to any extension or postponement of the time of payment or any other indulgence with respect hereto; assents to the addition or release of any other party or person primarily or secondarily liable on account of the within Note and/or said Liabilities; and agrees to pay all costs and expenses at any time incurred by the Lender as set forth in the Loan Agreement.

      WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER AGAINST NATIONAL BANK OF CANADA (AND NOT ITS SUCCESSORS AND ASSIGNS) IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A)
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CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS
REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED HEREIN.

This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The Borrower agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in the Loan Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.


Witness:                           MFIC CORPORATION


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                                   By: /s/ Irwin J. Gruverman
                                       -------------------------------
                                   Name: Irwin J. Gruverman
                                   Title: Chairman and CEO


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